BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

(each, a “Fund”)

Supplement dated August 30, 2017 to the Prospectus of each Fund,

each dated July 28, 2017 (each, a “Prospectus”)

Effective September 5, 2017, each Prospectus is amended as follows:

The fourth paragraph in the section of each Prospectus entitled “Account Information – Purchase and Redemption of Shares” is deleted in its entirety and replaced with the following:

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of the Fund or other securities at the discretion of BIM LLC (or other investment adviser to whom BIM LLC provides investment recommendations). Redemption proceeds will normally be wired to the managed account within two business days after the redemption request is received, but may take up to seven business days, if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders who are no longer eligible to invest in the Fund may elect to receive their redemption proceeds by check.

Shareholders should retain this Supplement for future reference.

PRO-ALLBATS-0817SUP